Supplement dated March 14, 2011 to your variable annuity Prospectus for the variable annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner.

This supplement must be preceded or accompanied by the Prospectus, as supplemented.

Effective May 1, 2011, the following Investment Options will be available:

PORTFOLIO
PACIFIC SELECT FUND*	INVESTMENT GOAL	MANAGER
Portfolio Optimization Conservative	Current income and preservation of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate-Conservative	Current income and moderate growth of capital.	Pacific Life Fund Advisors LLC

Portfolio Optimization Moderate	Long-term growth of capital and low to moderate income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Growth	Moderately high, long-term capital appreciation with low current income.	Pacific Life Fund Advisors LLC

Portfolio Optimization Aggressive-Growth	High, long-term capital appreciation.	Pacific Life Fund Advisors LLC

Inflation Protected	Maximize total return consistent with prudent investment management.	Western Asset Management Company

*	For more complete information on these Pacific Select Fund Portfolios, including a discussion of the portfolios’ investment techniques, risks associated with its investments, charges and expenses, see the preliminary prospectus. No assurance can be given that a portfolio will achieve its investment objective. You should read the preliminary prospectus carefully. The information in the preliminary prospectus for the portfolios is not complete and may be changed. A registration statement for the shares of each portfolio was filed with the SEC, and those shares may not be sold until that registration statement is effective. The preliminary prospectus is not an offer to sell shares of those portfolios.

AIM VARIABLE INSURANCE
FUNDS (INVESCO VARIABLE		PORTFOLIO
INSURANCE FUNDS)	INVESTMENT GOAL	MANAGER
Invesco V.I. Balanced-Risk Allocation Fund Series II	Total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.

MFS VARIABLE		PORTFOLIO
INSURANCE TRUST	INVESTMENT GOAL	MANAGER
MFS Total Return Series—Service Class	Total Return.	Massachusetts Financial Services Company

Portfolio Optimization Service Discontinuation

On June 24, 2011 (the scheduled “Transfer Date”), your Variable Account Value allocated using one of the existing Portfolio Optimization Models will be transferred to a corresponding Portfolio Optimization Investment Option (the “Transfer”) and upon Transfer completion, the Portfolio Optimization Service will be discontinued. In anticipation of the

Transfer, Pacific Life Fund Advisors LLC (“PLFA”) will not conduct its customary annual update of the Model’s asset allocations. You do not need to take any action, the Transfer will occur automatically and is summarized as follows:

Existing Portfolio Optimization Model	Corresponding Portfolio Optimization Investment Option

Model A	Portfolio Optimization Conservative
Model B	Portfolio Optimization Moderate-Conservative
Model C	Portfolio Optimization Moderate
Model D	Portfolio Optimization Growth
Model E	Portfolio Optimization Aggressive-Growth

Upon Transfer completion, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates one of the Portfolio Optimization Models (A through E) will be deemed an instruction for the corresponding Portfolio Optimization Investment Option as outlined above. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). Work with your financial advisor to determine if your existing allocation instructions should be changed before or after the Transfer Date.

On the Transfer Date, the Transfer will not count towards the transfer limitations described in your Prospectus. After the Transfer, the Portfolio Optimization Service will cease to exist along with any periodic rebalancing instructions under the Portfolio Optimization Service and PLFA’s investment advisory role to you as an individual will end.

If you do not want your Variable Account Value to be transferred to the corresponding Portfolio Optimization Investment Option on the Transfer Date, you must notify us before 1:00 p.m. Pacific Time on June 23, 2011. If you opt out, any Investment Option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. In addition, if you have a living benefit rider you must continue to comply with the Investment Allocation Requirements outlined in your Prospectus, see OTHER OPTIONAL RIDERS—General Information—Investment Allocation Requirements.

Reorganization of the Invesco V.I. Global Multi-Asset and Invesco Van Kampen V.I. Global Tactical Asset Allocation Portfolios

The reorganization will take effect on or about May 2, 2011 (the “reorganization date”). The following transactions (the “reorganization”), are scheduled to occur:

•	Invesco V.I. Global Multi-Asset Portfolio shares will be transferred to the Invesco V.I. Balanced-Risk Allocation Portfolio, and

•	Invesco Van Kampen V.I. Global Tactical Asset Allocation Portfolio shares will be transferred to the Invesco V.I. Balanced-Risk Allocation Portfolio.

At the same time that the reorganization occurs, Subaccount Units of the Invesco V.I. Global Multi-Asset and Invesco Van Kampen V.I. Global Tactical Asset Allocation variable accounts will automatically be transferred as outlined above. After the reorganization, the Invesco V.I. Global Multi-Asset and Invesco Van Kampen V.I. Global Tactical Asset Allocation variable accounts will cease to exist.

On the reorganization date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Invesco V.I. Global Multi-Asset or Invesco Van Kampen V.I. Global Tactical Asset Allcation Investment Options will be deemed an instruction for the Invesco V.I. Balanced-Risk Allocation Investment Option. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). Work with your financial advisor to determine if your existing instructions regarding the affected Investment Options should be changed before or after the reorganization date.

On the reorganization date, the transfer from the Invesco V.I. Global Multi-Asset and Invesco Van Kampen V.I. Global Tactical Asset Allocation Portfolios to the Invesco V.I. Balanced-Risk Allocation Portfolio will not count towards the transfer limitations described in your Prospectus.